Exhibit 10.1

SERIES C PREFERRED SHARE PURCHASE AGREEMENT

This Series C Preferred Share Purchase Agreement (this “Agreement”) is entered into as of July 1, 2015 by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the investors listed on Schedule I attached hereto (each individually a “Purchaser” and, collectively, the “Purchasers”) and any additional Purchasers who become parties to this Agreement by executing and delivering to the Company a counterpart signature page hereto (which such persons shall thereupon be deemed “Purchasers” for all purposes of this Agreement).

WHEREAS, the Company and the CRF Entities are formed for the purpose of engaging in any lawful act or activity for which limited liability companies may be formed under the Delaware Limited Liability Company Act and engaging in any and all activities necessary, advisable, convenient or incidental thereto, including without limitation providing a solution for companies organized in the People’s Republic of China (the “PRC”) to issue credit cards services and providing marketplace lending (or “peer-to-peer lending”) services in the PRC.

WHEREAS, the Company plans to sell to the Purchasers, and the Purchasers plan to purchase from the Company, Series C Preferred Shares (as such term is defined in the LLC Agreement) of the Company, upon the terms and subject to the conditions set forth herein.

WHEREAS, capitalized terms used herein and not otherwise defined herein, shall have the meanings ascribed to them in Article 6 hereof.

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby covenant and agree as follows:

ARTICLE 1

THE TRANSACTIONS; CLOSING

1.1 Sale and Issuance of Series C Preferred Stock. Subject to the terms and conditions of this Agreement, each Purchaser agrees to purchase at the Closing and the Company agrees to sell and issue to each Purchaser at the Closing that number of Series C Preferred Shares set forth opposite each Purchaser’s name on Schedule I, at a purchase price of $26.64 per share. The Series C Preferred Shares issued to the Purchasers pursuant to this Agreement (including any shares issued at the Initial Closing and any Additional Shares) shall be referred to in this Agreement as the “Shares.”

1.2 Closing; Delivery. The initial purchase and sale of the Shares shall take place remotely via the exchange of documents and signatures, at 10:00 a.m. (New York time), on July 1, 2015 (the “Initial Closing Date”), or at such other time and place as the Company and the Purchasers mutually agree upon, orally or in writing (which time and place are designated as the “Initial Closing”). In the event there is more than one closing, the term “Closing” shall apply to each such closing unless otherwise specified. At the Initial Closing, the Company shall sell to the Purchasers identified on Schedule I as “Initial Purchasers” (the “Initial Purchasers”), and the Initial Purchasers shall purchase from the Company, an aggregate of 187,688 Shares for an aggregate purchase price of $5.0 million. All references to “$” in this Agreement will mean US$. The purchase and sale of each Initial Purchaser’s Shares at the Initial Closing shall occur simultaneously. Each Initial Purchaser’s obligation to purchase the Shares set forth opposite such Initial Purchaser’s name on Schedule I at the Initial Closing shall be conditioned on each other Initial Purchaser purchasing the number of Shares set forth opposite such Initial Purchaser’s name on Schedule I at the Initial Closing.

1.3 Sale of Additional Series C Preferred Shares. After the Initial Closing, the Company may, in its sole discretion, sell, on the same terms and conditions as those contained in this Agreement, up to 3,566,066 additional Series C Preferred Shares (the “Additional Shares”), to one or more purchasers (the “Additional Purchasers”), provided that (i) such subsequent sale is consummated prior to 90 days after the Initial Closing and (ii) each Additional Purchaser shall become a party to the Transaction Agreements by executing and delivering a counterpart signature page thereto. “Additional Purchasers” shall also include certain Purchasers holding certain previously issued convertible promissory notes with an aggregate principal amount of $30.3 million who may, in their sole discretion, convert such notes at 90% of the purchase price set forth in Section 1.1 above, in an amount that corresponds with the principal amount of such convertible promissory notes plus accrued interest, provided that such note holders exercise such conversion right within 45 days after the Initial Closing. Schedule I to this Agreement shall be updated to reflect the number of Additional Shares purchased at each such Closing and the parties purchasing such Additional Shares. As used herein, the term “Transaction Agreements” shall mean this Agreement, the LLC Agreement, the Investor Rights Agreement, the Registration Rights Agreement, and each other agreement, certificate or document executed and delivered by the Company or any Purchaser at a Closing.

1.4 Use of Proceeds. (a) The Company shall use the entire proceeds (less all legal and accounting fees and expenses of the Company incurred by the Company as of the final Closing date including but not limited to any fees and expenses associated with the transactions contemplated by the Transaction Agreements) from the sale of the Shares (the “Offering Proceeds”) solely for the use by the CRF Entities for the purposes including (i) further roll-out of online lending platform and applications through partnerships with leading internet players, (ii) investments in infrastructure and technology, and (iii) general corporate purposes.

(b) After the Initial Closing, the Chief Executive Officer or the senior management of the Company shall propose to the Board of Managers of the Company a plan for transferring the Offering Proceeds to the CRF Entities for their use in China pursuant to all applicable PRC laws and regulations, which plan shall be approved by the board of managers of the Company (the “Board of Managers”). Upon such Board approval, the Company shall cause the appropriate CRF Entities to obtain all necessary government approvals, filings or registrations, including without limitation, foreign exchange related approvals and registrations, for such planned transfer of the proceeds.

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ARTICLE 2

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents and warrants to the Purchasers that, except as set forth on the Disclosure Schedule attached to this Agreement (the “Disclosure Schedule”), each of the statements contained in this Article 2 is true, correct and complete as of the Initial Closing Date and shall be true and correct as of such other Closing. The Disclosure Schedule shall be arranged in sections corresponding to the numbered and lettered sections contained in this Article 2, and the disclosures in any section of the Disclosure Schedule shall qualify both the Section of this Article 2 to which the section of the Disclosure Schedule corresponds and each other Section of this Article 2 to the extent that it is readily apparent from a reading of the disclosure in such section of the Disclosure Schedule that such disclosure is applicable to such other Sections of this Article 2.

2.1 Organization, Power and Standing.

(a) The Company is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its business as currently conducted and as currently proposed to be conducted (the “Business”). The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on the business, assets, condition (financial or otherwise) or results of operations (a “Material Adverse Effect”) of the Company. The Company is treated as a partnership for United States tax purposes.

(b) China Capital Financial LLC (“CCF”) is a wholly owned subsidiary of the Company and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. CCF is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CCF. CCF is treated as a disregarded entity for United States tax purposes.

(c) HML China LLC (“HML”) is a wholly owned subsidiary of the Company and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. HML is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on HML. HML is treated as a disregarded entity for United States tax purposes.

(d) HML China Investments LLC (“HCI”) is a wholly owned subsidiary of HML and is a limited liability company duly formed, validly existing and in good standing under the laws of the State of Delaware, and has all requisite power and authority (limited liability company and otherwise) to own, lease and operate its properties and to carry on its Business. HCI is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on HCI or HML. HCI is treated as a disregarded entity for United States tax purposes.

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(e) Shanghai Xin Er Fu Business Management Co., Ltd. or , (“CRF China I”) is a wholly foreign owned enterprise held by the Company. Shanghai CRF Financial Information Service Co., Ltd. or , Xin Er Fu Wealth Management Co., Ltd. or , and Haidong CRF Micro-credit Co., Ltd. or are wholly owned enterprises, directly or indirectly, by CRF China I (together “CRF China I Subsidiaries”). Each of CRF China I and CRF China I Subsidiaries is duly established and validly existing under the laws of the PRC, has all the requisite power and authority to own, lease and operate its properties and to carry on its Business, is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CRF China I and CRF China I Subsidiaries.

(f) CRF Finance Lease Co., Ltd. or (“CRF China II”), is a wholly foreign owned enterprise held by the Company and is duly established and validly existing under the laws of the PRC and has all the requisite power and authority to own, lease and operate its properties and to carry on its Business. CRF China II is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on CRF China II.

(g) Each of Capital Financial Co. Ltd. or (“CCF Beijing”), and Shanghai Shouhang Business Management Co., Ltd. or (“CCF Shanghai”) is a wholly foreign-owned enterprise held by CCF. Qianhai Shouhang Guarantee (Shenzhen) Co., Ltd. or (“CCF Shenzhen”) is a wholly owned enterprise held by CCF Beijing. Each of CCF Beijing, CCF Shanghai and CCF Shenzhen is duly established and validly existing under the laws of the PRC, has all the requisite power and authority to own, lease and operate its properties and to carry on its Business, and is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a Material Adverse Effect on such entity.

(h) Each of CRF China I, CRF China II, CCF Beijing and CCF Shanghai (individually “WFOE” or collectively “WFOEs”):

(i) has complied with its constitutional or organizational documents in all respects, and none of the activities, agreements, commitments, obligations or rights of the WFOE is ultra vires, unauthorized or in violation of such constitutional or organizational documents or any applicable laws;

(ii) has been duly approved by the relevant authorities in the PRC as a wholly foreign-owned enterprise, and enjoys the preferential treatment and benefits (including but not limited to the preferential tax treatment) available generally to wholly foreign-owned entities under applicable PRC laws;

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(iii) has properly kept all books, records and registers required to be kept by it under any applicable laws, and the copies of the constitutional or organizational documents of the WFOE supplied to the Purchasers are true, accurate and up-to-date;

(iv) has filed or delivered all returns, particulars, resolutions and other documents required to be filed with or delivered to any governmental authority in respect of the WFOE;

(v) has not given any powers of attorney in force, and there are no outstanding authorities (express or implied) by which any person may enter into any contract or commitment to do anything outside the ordinary course of business on its behalf; and

(vi) is treated as a corporation for United States tax purposes.

(i) Other than CCF, HML, HCI, CRF China I, CRF China I Subsidiaries, CRF China II, CCF Beijing, CCF Shanghai and CCF Shenzhen (collectively, the “CRF Entities”), the Company does not own or control, directly or indirectly, any interest in any other Person. Except as set forth in Section 2.1(h) of the Disclosure Schedule, none of the Company nor the CRF Entities is a participant in any joint venture, partnership, or similar arrangement involving the sharing of profits or losses. The Company and the CRF Entities collectively own all of the assets of the Business and are the only entities that carry on the Business.

2.2 Validity and Enforceability. The Company has all requisite corporate power and authority to execute each Transaction Agreement to which it is a party and to perform its obligations thereunder. The execution, delivery and performance of each Transaction Agreement to which the Company is a party have been duly authorized by the Company. Each Transaction Agreement shall be when executed and delivered by the Company legal, valid and binding obligations of the Company, enforceable in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) to the extent the indemnification provisions contained in the Registration Rights Agreement may be limited by applicable federal or state securities laws.

2.3 Capitalization.

(a) A complete list of the authorized and outstanding equity securities and Equity Security Equivalents of the Company (immediately prior to the Initial Closing) and the names in which such equity interests and Equity Security Equivalents are registered on the books of the Company is as set forth in Section 2.3(a) of the Disclosure Schedule. All of the Company’s outstanding equity securities are duly authorized, validly issued, fully paid and non-assessable and are owned of record by the Members (as defined in the LLC Agreement) in the amounts set forth in Section 2.3(a) of the Disclosure Schedule. The offer, issuance and sale of all equity securities listed in Section 2.3 of the Disclosure Schedule were made in compliance with all applicable foreign, federal and state securities laws and preemptive or similar rights.

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(b) Except as set forth in Sections 2.3(a) or 2.3(b) of the Disclosure Schedule, other than the Reserved Shares and other than as provided for in the Transaction Agreements, (i) there are no outstanding options, warrants, convertible or exchangeable securities or other rights that, directly or indirectly, obligate the Company to issue shares of its equity or other securities and (ii) there are no outstanding or authorized stock appreciation, phantom stock or similar rights with respect to the Company. Except for the Transaction Agreements and as set forth in Section 2.3 of the Disclosure Schedule, there are no agreements, written or oral, relating to the acquisition, disposition, voting or registration under applicable securities laws of any security of the Company.

(c) Except as set forth in the Transaction Agreements and in Sections 2.3(a) or 2.3(b) of the Disclosure Schedule, the Company is not subject to any obligation (contingent or otherwise) to redeem, purchase or otherwise acquire or retire any of its equity securities. Other than as set forth in Section 2.3(c) of the Disclosure Schedule and pursuant to the Transaction Agreements, no Person has any right of first offer, right of first refusal, preemptive right or other similar right in connection with the issuance or sale of the Shares, or with respect to any future offer, sale or issuance of securities by the Company. As used herein, “Person” means any natural person or corporation, limited liability company, partnership, trust or other entity.

(d) For purposes of this Agreement, “Reserved Shares” means the Company’s Incentive Shares (as defined in the LLC Agreement) issued or reserved for issuance pursuant to Section 4(f) of the LLC Agreement (as options, profits interests, restricted units or otherwise). “Equity Security Equivalents” means any equity or debt interest or security convertible into or exchangeable for equity securities of the Company, or any right, warrant or option to acquire any equity securities of the Company or such convertible or exchangeable equity or debt interest or security.

(e) The Shares, when issued, will be duly and validly issued and outstanding, fully paid and non-assessable. The Purchasers will acquire good and marketable title to the Shares, free and clear of any liens, encumbrances, security interests, claims, or restrictions, other than restrictions under applicable securities laws, and the Shares shall have the rights, privileges and obligations set forth in the LLC Agreement.

(f) Subject to the accuracy of the Purchasers’ representations in Article 3 of this Agreement, the offer, issuance and sale of the Shares constitute, and will constitute, transactions exempt from the registration and prospectus delivery requirements of Section 5 of the Securities Act of 1933, as amended (the “Securities Act”), and the Company has obtained all qualifications, permits, and other consents, if any, required by all applicable state securities laws.

(g) Section 2.3(g) of the Disclosure Schedule sets forth a complete and accurate summary of the capitalization of the Company on an as-converted and fully-diluted basis (with respect to all Equity Security Equivalents, including the Reserved Shares) immediately following the Initial Closing.

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(h) The official registered capital of each of CRF Entities has been funded as of the date hereof. Except as provided in this clause (h), there are no outstanding rights of first refusal, preemptive rights, or other rights, warrants, options, conversion privileges, subscriptions, or other rights, agreements or securities, either directly or indirectly, entitling the holder thereof to (i) purchase or otherwise acquire or to compel any of the CRF Entities to increase or decrease its registered capital or (ii) purchase or acquire equity securities of CCF and HML.

2.4 Financial Statements.

(a) The Company has delivered to the Purchasers unaudited consolidated balance sheets (the “Balance Sheet”) of the Company as at December 31, 2014 (the “Balance Sheet Date”) and the consolidated unaudited statements of income, shareholders’ equity and cash flows of the Company for the year then ended, a copy of which is attached in Section 2.4 of the Disclosure Schedule. Each of the above-referenced financial statements and the notes thereto, if any, fairly present in all material respects the financial condition of the Company on a consolidated basis, at the respective dates thereof and the results of its operations for the periods then ended, make full provision for all established, deferred or contingent liabilities whether liquidated or unliquidated, and were prepared in accordance with United States generally accepted accounting principles (“GAAP”), consistently applied during the periods covered thereby, except, in the case of unaudited financial statements, for the omission of footnotes and normal year end adjustments, none of which (individually or in the aggregate) are material. The Company has at all times since its formation been properly classified for federal income tax purposes as a partnership.

(b) Except for (i) liabilities reflected on the Balance Sheet (with consideration given to the omission of footnotes and normal year end adjustments, none of which (individually or in the aggregate) are material), (ii) liabilities listed in Section 2.4 of the Disclosure Schedule, (iii) accounts payable, accrued expenses and other similar liabilities incurred in the ordinary course of business since the Balance Sheet Date and (iv) obligations of future performance under contracts set forth in Section 2.6 of the Disclosure Schedule and other contracts entered into in the ordinary course of business which are not Material Contracts, as of the Initial Closing, neither the Company nor any of the CRF Entities will have any other liabilities, whether absolute, accrued, contingent or otherwise and whether due which would have a Material Adverse Effect on the Company or any of the CRF Entities, taken together as a whole.

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2.5 Material Adverse Changes. Since the Balance Sheet Date, other than as shown on Section 2.5 of the Disclosure Schedule or contemplated in the Transaction Agreements, each of the Company and each of the CRF Entities has operated only in the usual and ordinary course of business, and there has been no (a) acquisition or disposition of assets or securities, or commitment therefor by the Company or the CRF Entities, except for the acquisition or disposition of assets in the ordinary course of business; (b) liens, security interests, restrictions, or encumbrances placed upon the Company’s assets or the assets of the CRF Entities, except in the ordinary course of business; (c) increase in the compensation (including any bonuses) or commission rates payable by the Company or the CRF Entities to any officer, director, employee, consultant or sales agent, except in the normal practice of the Company and the CRF Entities; (d) dividend, distribution, redemption, recapitalization or other transaction involving the equity securities of the Company, or distribution or payment to any of the Members or any of their relatives or Affiliates (as used herein, “Affiliate” has the meaning ascribed to it in Rule 405 promulgated under the Securities Act); (e) capital expenditures by the Company or any of the CRF Entities in excess of $500,000; (f) tax liability incurred except in the ordinary course of business; (g) resignation or termination of employment of any members of the senior management of the Company or any of the CRF Entities and the Company does not know of the impending resignation or termination of employment of any such members of the senior management; (h) change to a Material Contract; (i) event or condition which has had, or could reasonably be expected to have, a Material Adverse Effect on the Company or any of the CRF Entities, taken together as a whole; (j) change in the method of accounting or accounting practice by the Company or any of the CRF Entities during the period covered by the financial statements referred to in Section 2.4 (or contemplated for the future), except for any such change required by reason of a concurrent change in PRC GAAP or US GAAP; (k) damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the properties, business or financial condition of the Company or the CRF Entities, taken together as a whole; (l) waiver by the Company or the CRF Entities of a material right or of a material debt, lien, liability or similar obligation owed to it; (m) any direct or indirect loans made by the Company or the CRF Entities to any shareholder, member, employee, officer, director or manager of such entity, other than advances of expenses made in the ordinary course of business; (n) any debt, lien, obligation or liability incurred, assumed or guaranteed by the Company or the CRF Entities, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business; or (o) sale, lease, assignment, license or transfer of any patents, trademarks, copyrights, trade secrets or other intangible assets, other than in the ordinary course of business consistent with past practice of the Company and the CRF Entities.

2.6 Material Contracts. Section 2.6 of the Disclosure Schedule contains a complete and accurate list, in each case whether written or unwritten, of all:

(a) agreements, contracts or arrangements with respect to which the Company or the CRF Entities has any liability or obligation involving more than $500,000, whether absolute or contingent;

(b) agreements, contracts or arrangements under which the amount payable by the Company or the CRF Entities is determined based on the revenue, income or other similar measure of the Company or any other Person and that resulted or would result in payments by the Company or the CRF Entities in an amount in excess of $500,000;

(c) agreements, contracts or arrangements with any customer of the Company or the CRF Entities which accounted for at least $500,000 of consolidated net sales (each such customer, a “Major Customer”);

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(d) agreements, contracts or arrangements with any supplier who provided at least $500,000 of products or services to the Company or the CRF Entities (each such supplier, a “Major Supplier”)

(e) agreements, contracts or arrangements with any distributor or sales representative that accounted for at least $500,000 of consolidated net sales;

(f) agreements for the acquisition of the business or shares of capital stock (or equivalent) of another party or the disposition of a material portion of the Company’s assets or the assets of the CRF Entities (other than for the sale of inventory in the ordinary course of business);

(g) real estate leases of the Company or the CRF Entities;

(h) licenses and other rights granted to any Person with respect to any material Company Intellectual Property and all licenses and other rights granted to the Company with respect to any material Company Intellectual Property (excluding “off-the-shelf” programs or products or other “shrink wrap” software licensed in the ordinary course of business) identifying the subject Company Intellectual Property and describing the material terms of such licenses or other rights;

(i) agreements, contracts or arrangements with current and past key employees, key contractors and key consultants of the Company or the CRF Entities concerning assignment of rights in, and confidentiality of, Company Intellectual Property;

(j) agreements, contracts, instruments or arrangements that require the Company or the CRF Entities to pay any royalties or other compensation to any third parties in respect of its ownership or use of material Company Intellectual Property;

(k) agreements, contracts, instruments or arrangements to which the Company or the CRF Entities are parties relating to the borrowing of money in excess of $500,000, any capital lease or purchase on an installment basis of any asset with a value in excess of $500,000, or the guarantee of any of the foregoing;

(l) agreements, contracts or arrangements of the Company or the CRF Entities with officers, directors, managers, stockholders, members or Affiliates of the Company or any of the CRF Entities or any of their respective immediate family members or Affiliates, including without limitation any agreement or other arrangement providing for the furnishing of services by, rental of real or personal property from, or otherwise requiring payments to, any such Person;

(m) agreements, contracts or arrangements which place any material limitation on the method of conducting, or scope of, the Business, or which subject any of the Company’s or the CRF Entities’ properties or assets with a value, individually or in the aggregate, in excess of $500,000 to any lien, security interest, mortgage or encumbrance;

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(n) employment, collective bargaining, severance, consulting, indemnification deferred compensation, benefit and similar plans, agreements, arrangements or contracts involving the Company or the CRF Entities; and

(o) insurance policies under which the Company and the CRF Entities are insured (and including information with respect to the name of the insurer of each policy, the type of policy provided by such insurer, the amount, scope and period covered thereby and a description of any material claims currently pending thereunder).

All the foregoing (whether written or unwritten), including all amendments or modifications thereto, are referred to as “Material Contracts.” The Company or the applicable CRF Entity has furnished or made available to the Purchasers copies of all Material Contracts (or descriptions thereof, in the case of oral contracts) through an online data room. Each Material Contract (or description) sets forth the entire agreement and understanding between the Company, the CRF Entities and the other party(ies) thereto, as applicable. Each Material Contract is legal, valid, binding and in full force and effect against the Company or the applicable CRF Entity. To the Company’s and the CRF Entities’ knowledge, there is no event or condition which has occurred or exists, which constitutes or which, with or without notice, the happening of any event and/or the passage of time, could reasonably be expected to constitute a default or breach under any such Material Contract, or could cause the acceleration of any obligation of any party thereto or give rise to any right of termination or cancellation thereof (a “Default”). To the knowledge of the Company, no party to any Material Contract will not fulfill their obligations thereunder in all material respects. As used herein, the term “knowledge of the Company and the CRF Entities” (and words of similar import) mean the actual knowledge of each officer of the Company or any of the CRF Entities who would have primary day-to-day responsibility for the matters to which a specific representation and warranty relates.

As used herein “Intellectual Property” means all (i) patents, patent applications, patent disclosures and inventions, (ii) trademarks, service marks, trade dress, trade names, logos and corporate names (in each case, whether registered or unregistered) and registrations and applications for registration thereof together, to the extent applicable, with all of the goodwill associated therewith, (iii) copyrights (registered or unregistered) and registrations and applications for registration thereof, (iv) computer software, data, data bases and documentation thereof, (v) trade secrets and other confidential information (including, without limitation, ideas, formulae, compositions, inventions (whether patentable or unpatentable and whether or not reduced to practice), know-how, manufacturing and production processes and techniques, research and development information, drawings, specifications, designs, plans, proposals, technical data, copyrightable works, financial and marketing plans and customer and supplier lists and information), (vi) Uniform Resource Locators (URLs) and domain name registrations and (vii) works of authorship including, without limitation, computer programs, source code and executable code, whether embodied in software, firmware or otherwise, documentation, designs, files, records, data and mask works and any rights in semiconductor masks, layouts, architectures or topography. As used herein “Company Intellectual Property” means Intellectual Property owned or used by the Company or the CRF Entities.

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2.7 Required Consents. Except as specified in Section 2.7 of the Disclosure Schedule and for securities laws filings to be made after the Initial Closing or any subsequent Closing, as the case may be, no consent, order, authorization, approval, declaration or filing, including, without limitation, any consent, approval or authorization of or declaration or filing with any governmental or non-governmental authority or any party to a Material Contract, is required on the part of the Company or any of the CRF Entities for or in connection with the execution, delivery or performance of any of the Transaction Agreements (the “Required Consents”). To the knowledge of the Company, all of the Required Consents will be obtained prior to the Initial Closing Date. Subject to obtaining the Required Consents specified in Section 2.7 of the Disclosure Schedule, the execution, delivery and performance of this Agreement and the other instruments, documents and agreements contemplated hereby by the Company will not result in any violation of, be in conflict with or constitute a default under, any law, statute, regulation, ordinance, agreement, contract, instrument, license, permit, authorization, judgment, decree or order to which the Company or any of the CRF Entities is a party or by which the Company or any of the CRF Entities is bound.

2.8 Legal Compliance.

(a) Each of the Company and the CRF Entities is in compliance in all material respects with all the PRC, foreign, federal, state and local statutes, laws, ordinances, judgments, decrees, orders or governmental rules, regulations, policies and guidelines applicable to it (collectively, “Legal Requirements”), other than any Legal Requirement the violation of which could not reasonably be expected to result in any material liability to the Company and the CRF Entities, taken as a whole. None of the Company or the CRF Entities has ever received a notice from any governmental or regulatory authority or otherwise of any alleged violation or noncompliance in all material respects of any Legal Requirements.

(b) The Company and all of the CRF Entities have all licenses, permits, authorizations and certifications of governmental and non-governmental authorities necessary for the conduct of its business (the “Permits”), the lack of which could not reasonably be expected to result in any material liability. The Company and all of the CRF Entities are in material compliance with all Permits, all of which are in full force and effect and will be in full force and effect immediately after giving effect to the transactions contemplated hereunder. There are no other such licenses, permits, authorizations or certifications which are material to the Company or any of the CRF Entities or the Business which have not been obtained or which, in good industry practice, the Company or any of the CRF Entities should hold for the conduct of the Business. Neither the Company nor any of the CRF Entities knows of any threatened suspension, revocation or invalidation of any such Permits.

2.9 Litigation. There is no action, suit, proceeding or investigation before any court, arbitrator, governmental authority or administrative agency, pending or, to the knowledge of the Company, threatened against the Company or any of the CRF Entities or, to the knowledge of the Company, against any Member, officer, director or key employee of the Company or any of the CRF Entities in relation to the affairs of the Company or any of the CRF Entities. Neither the Company nor any of the CRF Entities is currently planning to initiate any action, suit, or proceeding in relation to matters which has had or could reasonably be expected to have a Material Adverse Effect on the Company or any of the CRF Entities before any court, arbitrator, governmental authority or administrative agency. Neither the Company nor any of the CRF Entities is subject to any judgment, decree or order of any court, arbitrator, governmental authority or administrative agency. To the knowledge of the Company, no employee of the Company or any of the CRF Entities is subject to any judgment, decree or order of any court, arbitrator, governmental authority or administrative agency that could interfere with such employee’s duties or that could conflict with the Business. To the Company’s and the CRF Entities’ knowledge, no third party has claimed or has reason to claim that any person employed by or affiliated with the Company or any of the CRF Entities has violated or may be violating any of the terms or conditions of any contract or covenant (either with the Company, any of the CRF Entities or with another entity) relating to employment, patents, assignment of inventions, proprietary information disclosure, non-competition or non-solicitation.

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2.10 Affiliate Transactions. Except as set forth in Section 2.10 of the Disclosure Schedule, (a) neither the Company nor any of the CRF Entities is a party to any contract or arrangement with, or indebted, either directly or indirectly, to any of its officers, directors, managers, members or stockholders, or their respective relatives or Affiliates (other than agreements relating to the employment of any such persons), and (b) none of such Persons (i) is indebted to the Company or any of the CRF Entities or, (ii) to the Company’s or CRF Entities’ knowledge, has any direct or indirect ownership interest in, or any contractual or business relationship with, any Person with which the Company or any of the CRF Entities is or was Affiliated or with which the Company or any of the CRF Entities has a business relationship, or any Person which, directly or indirectly, competes with the Company or any of the CRF Entities.

2.11 Intellectual Property. Except as set forth in Section 2.11 of the Disclosure Schedule, (i) the Company and each of the CRF Entities own all right, title and interest in and to all of the Company Intellectual Property listed in Section 2.11 of the Disclosure Schedule as being owned by it, free and clear of all liens, (ii) there have been no written claims made against the Company or any of the CRF Entities asserting the invalidity, misuse or unenforceability of any Company Intellectual Property, and there are no reasonable and legitimate grounds for the same, (iii) neither the Company nor any of the CRF Entities has received any written notices of, and has no knowledge of any facts which indicate a likelihood of, any infringement or misappropriation by, or conflict with, any third party with respect to any Company Intellectual Property (including, without limitation, any demand or request that the Company or any of the CRF Entities license any rights from a third party), (iv) to the Company’s and the CRF Entities’ knowledge, the conduct of the Company’s and each of the CRF Entities’ business has not infringed, misappropriated or conflicted with and does not infringe, misappropriate or conflict with the Intellectual Property of other Persons, and (v) to the Company’s and the CRF Entities’ knowledge, the Company Intellectual Property has not been infringed, misappropriated or conflicted with by other Persons.

2.12 Tax Returns and Payments. The Company and each of the CRF Entities have timely filed all tax returns and reports (federal, state, local and foreign) as required by law. These returns and reports are true and correct in all material respects. The Company and each of the CRF Entities have paid all taxes and other assessments due, except those contested in good faith. The provision for taxes of the Company and each of the CRF Entities as shown in their respective financial statements is adequate for taxes due or accrued as of the date thereof. Neither the Company nor any CRF Entity has ever had any tax deficiency proposed or assessed against it and has not executed any waiver of any statute of limitations on the assessment or collection of any tax or governmental charge. Since the Balance Sheet Date, the Company has made adequate provisions on its books of account for all taxes, assessments and governmental charges with respect to its business, properties, and operations for such period. The Company has timely withheld and paid all amounts required to be withheld and paid pursuant to Code Section 1446 or any other applicable federal, state, or local tax law. Neither the Company nor any subsidiary has “participated” (within the meaning of Treasury Regulations Section 1.6011-4(c)(3)) in a “reportable transaction” (within the meaning of Code Section 6707A or Treasury Regulations Section 1.6011-4(b)(1) or any successor provision), and the transaction contemplated by this Agreement does not constitute a “reportable transaction” (as so defined).

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2.13 Employees. Neither the Company nor any of the CRF Entities has collective bargaining agreements with any of their employees. There is no labor union organizing activity pending or, to the Company’s or CRF Entities’ knowledge, threatened with respect to the Company or the CRF Entities. No employee of the Company or any of the CRF Entities has been granted the right to continued employment by the Company or the CRF Entities or to any material compensation following termination of employment with the Company or the CRF Entities.

2.14 Obligations of Management. Each officer and key employee of the Company or the CRF Entities is currently devoting substantially all of his or her business time to the conduct of the Business. To the knowledge of the Company, no officer or key employee of the Company or the CRF Entities is planning to work less than full time in the furtherance of the Business. No officer or key employee is currently working or, to the Company’s or CRF Entities’ knowledge, plans to work for a competitive enterprise, whether or not such officer or key employee is or will be compensated by such enterprise.

2.15 Foreign Corrupt Practices Act. None of the Company nor any of the CRF Entities, nor, to the knowledge of the Company or the CRF Entities, any of the officers, employees, directors, representatives or agents thereof, has knowingly offered, promised, authorized or made, directly or indirectly, payments or other inducements to any Foreign Official in order to assist the Company, any of the CRF Entities or any such Affiliate, as the case may be, in obtaining or retaining business for or with, or directing business to, any person, in any case in violation of the United States Foreign Corrupt Practices Act or other applicable laws (the “FCPA”). For the purposes of this Section 2.15, “Foreign Official” means an employee of a governmental or regulatory authority, a foreign official, a member of a foreign political party, a foreign political candidate, an officer of a public international organization, or an officer or employee of a PRC state-owned enterprise, and the term “foreign” has the meaning ascribed to it under the FCPA.

ARTICLE 3

REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS

Each Purchaser, severally and not jointly, represents and warrants to the Company that each of the statements contained in this Article 3 is true, correct and complete with respect to such Purchaser. The Company acknowledges that UBS Investment Bank (“UBS”) is acquiring certain of the Shares as a hedge to a structured product sold to its wealth management clients.

3.1 Investment Representations.

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(a) The Shares are being acquired by such Purchaser solely for such Purchaser’s own account, for investment purposes only and with no present intention of distributing, selling or otherwise disposing of them in connection with a distribution. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or understanding with any person to sell or transfer any of the Shares.

(b) The Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company. The Purchaser or all of its equity owners, if any, is able to bear the economic risk of an investment in the Shares and have such knowledge and experience in financial and business matters that the Purchaser is capable of evaluating the merits and risks of the proposed investment. The Purchaser or all of its equity owners, if any, has had an opportunity to discuss the Company’s and the CRF Entities’ business, management, financial affairs and the terms and conditions of the offering of the Shares with the Company’s management and has had an opportunity to review the Company’s facilities.

(c) The Purchaser or all of its equity owners, if any, understands that the Shares have not been registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, the availability of which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein or otherwise made pursuant hereto. The Purchaser or all of its equity owners, if any, understands that the Shares may not be sold, transferred or otherwise disposed of by the Purchaser without registration under the Securities Act and any applicable state securities laws, or an exemption therefrom, and that in the absence of an effective registration statement covering such Shares or an available exemption from registration, such Shares may be required to be held indefinitely. The Purchaser or all of its equity owners, if any, are aware that the Shares may not be sold pursuant to Rule 144 promulgated under the Securities Act unless all of the conditions of that Rule are met.

(d) The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act, or if the Purchaser was organized for the purpose of acquiring the Shares, all of the Purchasers’ equity owners are “accredited investors” as so defined.

(e) The Purchaser or all of its equity owners, if any, understands and acknowledges that no public market now exists for any of the Shares issued by the Company and that the Company has made no assurances that a public market will ever exist for the Company’s Shares.

(f) Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Shares.

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(g) The Purchaser acknowledges that it is not relying upon any Person, other than the Company and its officers and directors, in making its investment or decision to invest in the Company.

(h) If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on Schedule I. If the Purchaser is a partnership, corporation, limited liability company or other entity, then the principal place of business of the Purchaser is located at the address(es) of the Purchaser set forth on Schedule I.

3.2 Authority. If an entity, the Purchaser is validly existing and in good standing under the laws of its jurisdiction of formation. The Purchaser has all requisite power and authority to enter into each Transaction Agreement to which it is a party and perform the Purchaser’s obligations thereunder, and each such Transaction Agreement has been duly authorized by the Purchaser and shall be when executed and delivered by the parties hereto and thereto, legal, valid and binding obligations of the Purchaser enforceable against the Purchaser in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance, or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

3.3 No Conflict. The execution, delivery and performance of this Agreement and the other Transaction Agreements to which the Purchaser is a party will not result in any violation of, be in conflict with or constitute a default under, any law, statute, regulation ordinance, material contract or agreement, instrument, judgment, decree or order to which the Purchaser is a party or by which it is bound.

ARTICLE 4

CONDITIONS TO INITIAL CLOSING

4.1 Conditions to Obligations of the Purchasers to be Performed at the Initial Closing. Unless waived in writing by each of the Purchasers who are purchasing Shares at a Closing, the obligations of each of the Purchasers hereunder to purchase Shares from the Company at the Initial Closing or any subsequent Closing are subject to the satisfaction at or prior to such Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties contained in Article 2 shall be true and correct in all respects on and as of the date of such Closing with the same effect as though made on and as of such date (except for representations and warranties made as of a certain date, which shall be true and correct as of such date).

(b) Covenants Performed. The Company and the CRF Entities shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by it hereunder on or prior to the date of such Closing.

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(c) Required Consents Received. The Company shall have obtained and delivered to the Initial Purchasers copies of all Required Consents listed or required to be listed in Section 2.7 of the Disclosure Schedule.

(d) LLC Agreement. The Company’s Third Amended and Restated Limited Liability Company Agreement shall have been further amended pursuant to the Consent of the Board of Managers and the Consent of the Members and shall be in the form of the Fourth Amended and Restated Limited Liability Company Agreement attached hereto as Exhibit 4.1(d) (the “LLC Agreement”).

(e) Certificates; Documents. The Initial Purchasers shall have received copies of each of the following from the Company certified to its satisfaction by an officer or manager of the Company at each Closing: (i) the Company’s Certificate of Formation, certified by the Secretary of State of Delaware as of a recent date; (ii) a certificate of the Secretary of State of Delaware as of a recent date as to the legal existence and good standing of the Company; (iii) the LLC Agreement, (iv) the articles of association and other organizational documents of each of the CRF Entities, (v) resolutions adopted by the Company’s Board of Managers authorizing the execution, delivery and performance of each Transaction Agreement to which the Company is a party, and (vi) resolutions adopted by the Members, as necessary, authorizing the Transaction Agreements, as appropriate.

(f) Amended and Restated Investor Rights Agreement. The Company and the Purchasers shall have entered into an Amended and Restated Investor Rights Agreement in the form attached hereto as Exhibit 4.1(f) (the “Investor Rights Agreement”).

(g) Amended and Restated Registration Rights Agreement. The Company and the Purchasers shall have entered into an Amended and Restated Registration Rights Agreement in the form attached hereto as Exhibit 4.1(g) (the “Registration Rights Agreement”).

(h) Board of Managers. Immediately after giving effect to the Initial Closing, the authorized size of the Board of Managers of the Company will be eleven (11) and the Board of Managers of the Company shall initially consist of the following individuals: (i) five (5) individuals appointed by the Requisite Consent of Common Members (as such term is defined in the LLC Agreement), which shall include the Chief Executive Officer, Zhengyu Wang, as well as Gary Wang, Andrew Mason and John Egan, and one (1) individual who will be appointed at a later date, (ii) one (1) individual appointed by EDS World Corporation (Far East) (the “EDS Manager”), who shall be Bo Zhai, (iii) one (1) individual appointed by the Xinerfu Holdings LLC, who will be appointed at a later date (the “Xinerfu Manager”; the EDS Manager together with the Xinerfu Manager, the “Series A Designated Managers”), (iv) two (2) individuals appointed by CRFI Holdings LLC, who shall be Doug Brown and Deval Dvivedi, and one (1) individual appointed by the Majority in Interest of Series B Members, who shall be Raj Dvivedi (collectively, the “Series B Designated Managers”), and (v) one (1) individual to be appointed by Broadline Capital LLC and its affiliates (the “Series C Designated Manager”), who shall be Christopher Thorne.

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(i) Indemnification Agreement. The Company shall have entered into an Indemnification Agreement in the form of Exhibit 4.1(i) with the Series C Designated Manager (the “Indemnification Agreement”) as of the Initial Closing.

(j) Legal Opinions. The Initial Purchasers shall have received from (i) Shearman & Sterling LLP, the U.S. counsel for the Company, an opinion in the form attached hereto as Exhibit 4.1(j)(1) and (ii) Haiwen & Partners ( ), the Chinese counsel for the Company, an opinion in the form attached hereto as Exhibit 4.1(j)(2), each of which shall be addressed to the Initial Purchasers, dated as of Initial Closing Date and be in form and substance reasonably satisfactory to the Initial Purchasers and their counsel.

(k) No Injunction. The consummation of the sale of the Shares at such Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

(l) Actions and Proceedings. Prior to each Closing, all actions, proceedings, instruments and documents required to carry out the transactions contemplated hereby or incident hereto and all other legal matters required for such transactions shall have been reasonably satisfactory to counsel for the Purchasers.

4.2 Conditions to Obligations of the Company. Unless waived in writing by the Company, the obligations of the Company hereunder to sell Shares to the Purchasers at the Initial Closing or any subsequent Closing are subject to the satisfaction at or prior to each Closing of the following conditions:

(a) Representations and Warranties True. The representations and warranties contained in Article 3 shall be true and accurate in all respects on and as of the date of such Closing with the same effect as though made on and as of such date (except for representations and warranties made as of a certain date, which shall be true and correct as of such date).

(b) Covenants Performed. The Purchasers shall have performed and complied in all material respects with the covenants, agreements and conditions required to be performed or complied with by them under this Agreement on or prior to the date of such Closing.

(c) Licenses, Consents, Etc. Received. The Purchasers shall have obtained all consents, licenses, approvals and permits of other parties required to be obtained by them for the transactions contemplated hereby, in each case in which the failure to obtain the same would materially interfere with the Purchasers’ right or ability to consummate the purchase of the Shares at such Closing, and no such consent, license, approval or permit shall have been withdrawn or suspended.

(d) LLC Agreement. The Purchasers shall have executed a joinder agreement to the LLC Agreement.

(e) Investor Rights Agreement. The Purchasers shall have entered into the Investor Rights Agreement.

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(f) Registration Rights Agreement. The Purchasers shall have entered into the Registration Rights Agreement.

(g) Indemnification Agreement. The Series C Designated Managers shall have entered into an Indemnification Agreement with the Company to the extent that a Series C Designated Manager has been nominated by holders of a majority of Series C Preferred Shares as of the Initial Closing.

(h) Purchase Price. The Purchasers shall have paid to the Company the aggregate purchase price set forth opposite the name of such Purchaser under the heading “Aggregate Purchase Price for Series C Preferred Shares Purchased at Closing” on Schedule I.

(i) No Injunction. The consummation of the purchase of the Shares at such Closing shall not violate any order, decree or judgment of any court or governmental body having competent jurisdiction.

(j) Actions and Proceedings. Prior to such Closing, all actions, proceedings, instruments and documents required to carry out the transactions contemplated hereunder or incident hereto and all other legal matters required for such transactions shall have been reasonably satisfactory to counsel for the Company.

(k) Company Restructuring. The Purchasers understand and acknowledge that the Company is in the process of restructuring its corporate entities such that the ultimate parent company (the “New Parent”), in which Purchasers will ultimately own equity interests, shall be a Cayman Islands company. To the extent such restructuring is not completed prior to the Closing, the Purchasers agree that their equity interests in the Company shall, in connection with such restructuring, be exchanged for equity interests of the New Parent containing terms, rights and preferences no less favorable than the Series C Preferred Shares. Purchasers shall take all steps necessary to consummate such exchange, including, but not limited to, entering into any exchange agreements, or other documentation in connection therewith.

ARTICLE 5

MISCELLANEOUS

5.1 Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth below, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 5.1.

If to the Company, to:	c/o Jade Capital Management LLC
35 East 38th Street, Suite 11C
New York, NY 10016
Fax: (212) 682-6113
Attn: Andrew Mason
with a copy (which shall
not constitute notice) to:	Shearman & Sterling, LLP
1460 El Camino Real, 2nd Floor
Menlo Park, CA 94025
Fax: (650) 838-5172
Attention: Alan Seem, Esq.

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If to the Purchasers at the addresses set forth on Schedule I hereto.

5.2 Severability and Governing Law. This Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision hereof shall be prohibited or invalid under any such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating or nullifying the remainder of such provision or any other provisions of this Agreement. If any one or more of the provisions contained in this Agreement shall for any reason be held to be excessively broad as to duration, geographical scope, activity or subject, such provisions shall be construed by limiting and reducing it so as to be enforceable to the maximum extent permitted by applicable law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to its conflicts of laws principles.

5.3 Amendments; Waivers. Any term of this Agreement may be amended, terminated, waived or modified only with the written consent of the Company and the Purchaser against whom such termination, waiver or modification is to be enforced. Any amendment or waiver so effected shall be binding upon the Purchasers and each transferee of the Shares (or the Common Shares issuable upon conversion thereof), each future holder of all such securities and the Company. No failure to exercise or delay in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The rights provided hereunder are cumulative and not exclusive of any rights, powers or remedies provided by law.

5.4 Fees and Expenses. The Company will bear its own legal fees and other expenses in connection with the transactions contemplated by the Transaction Documents and will reimburse Broadline Capital LLC for $50,000 of legal fees and expenses.

5.5 Successors and Assigns. This Agreement, and all provisions hereof, shall be binding upon and inure to the benefit of the respective successors and assigns of the parties hereto. No party shall in any manner assign any of its rights or obligations under this Agreement without the express prior written consent of each of the other parties hereto. Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.6 Entire Agreement. This Agreement, the attached exhibits and schedules, and the other Transaction Agreements and other documents and instruments contemplated hereby contain the entire understanding of the parties, and there are no further or other agreements or understandings, written or oral, in effect between the parties relating to the subject matter hereof unless expressly referred to herein.

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5.7 Counterparts. This Agreement may be executed in one or more counterparts, and with counterpart facsimile signature pages, each of which shall be an original, but all of which when taken together shall constitute one and the same Agreement.

5.8 Brokers. The Company will indemnify and save the Purchasers harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees of any finder, broker, agent, financial advisor or other intermediary (a “Broker”) retained by the Company or any member of the Company (other than the Purchasers) in connection with the transactions contemplated hereunder. The Purchasers will severally, and not jointly, indemnify and save the Company harmless from and against any and all claims, liabilities or obligations with respect to brokerage or finders’ fees or commissions, or consulting fees of any Broker retained by any Purchaser in connection with the transactions contemplated hereunder.

5.9 Headings. The headings of Articles and Sections herein are inserted for convenience of reference only and shall be ignored in the construction or interpretation hereof.

5.10 Further Assurances. Following the Closings, the Company and the Purchasers will execute and deliver to each other such documents and take such other actions as such parties may reasonably request in order to fully consummate the transactions contemplated hereunder.

5.11 No Third Party Beneficiaries. Nothing in the Agreement shall be construed to confer any right, benefit or remedy upon any Person that is not a party hereto or a permitted assignee of a party hereto.

5.12 No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement and the other agreements and documents contemplated herein. In the event an ambiguity or question of intent or interpretation arises under any provision of this Agreement or any other agreement or documents contemplated herein, this Agreement and such other agreements or documents shall be construed as if drafted jointly by the parties thereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of authoring any of the provisions of this Agreement or any other agreements or documents contemplated herein.

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5.13 Publicity. Except as required by law, neither the Company nor any Purchasers shall use the name of, or make reference to, the Company or any Purchaser in any press release or in any public manner without the Company’s and such Purchaser’s prior written consent in each such instance. Except upon execution and delivery of this Agreement, neither the Company, on the one hand, nor any Purchaser, on the other hand, shall issue any press release, make statements to the media or make any other public announcement relating to the transactions contemplated by the Transaction Agreements, without the prior written consent of the Board of Managers of the Company, unless such disclosure is required by applicable law or governmental regulations or by order of a court of competent jurisdiction, in which case prior to making such disclosure, the disclosing party shall give written notice to the other party describing in reasonable detail the proposed content of such disclosure and shall permit the other party to review and comment upon the form and substance of such disclosure. Nothing in this provision shall prevent (i) UBS or Broadline Capital LLC using the name of, or making reference to, the Company and/or the transactions contemplated by the Transaction Agreements, in any communications with its wealth management clients or potential investors during the marketing and issuance of either direct investments into Series C Preferred Shares or structured products linked to the Series C Preferred Shares; or (ii) UBS from using the name of, or making reference to, the Company and/or the transactions contemplated by the Transaction Agreements in any communications with agents, clearing systems and any other party that UBS acting in good faith deems necessary as part of the issuance process of the structured product(s) linked to the Series C Preferred Shares.

5.14 Schedules and Exhibits. All schedules and exhibits to this Agreement are an integral part of this Agreement and are incorporated herein by reference.

5.15 WAIVER OF JURY TRIAL. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, CLAIM OR COUNTERCLAIM, WHETHER IN CONTRACT OR TORT, AT LAW OR IN EQUITY, ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY.

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ARTICLE 6

DEFINITIONS

The following terms, as used in this Agreement, have the meanings given to them where indicated below:

Term	Section or Place Where Defined
Additional Purchasers	Section 1.3
Additional Shares	Section 1.3
Affiliate(s)	Section 2.5
Agreement	Preamble
Balance Sheet	Section 2.4(a)
Balance Sheet Date	Section 2.4(a)
Board of Managers	Section 1.4(b)
Broker	Section 5.8
Business	Section 2.1(a)
CCF	Section 2.1(b)
CCF Beijing	Section 2.1(g)
CCF Shanghai	Section 2.1(g)
CCF Shenzhen	Section 2.1(g)
Closing	Section 1.2
Company	Preamble
Company Intellectual Property	Section 2.6
CRF China I	Section 2.1(e)
CRF China I Subsidiaries	Section 2.1(e)
CRF China II	Section 2.1(f)
CRF Entities	Section 2.1(i)
Default	Section 2.6
Disclosure Schedule	Introduction to Section 2
EDS Manager	Section 4.1(h)
Equity Security Equivalents	Section 2.3(d)
FCPA	Section 2.15
Foreign Official	Section 2.15
GAAP	Section 2.4(a)
HCI	Section 2.1(d)
HML	Section 2.1(c)
Indemnification Agreement	Section 4.1(i)
Initial Closing	Section 1.2
Initial Closing Date	Section 1.2
Initial Purchasers	Section 1.2
Intellectual Property	Section 2.6
Investor Rights Agreement	Section 4.1(f)
Knowledge of the Company and the CRF Entities	Section 2.6
Legal Requirements	Section 2.8
LLC Agreement	Section 4.1(d)
Major Customer	Section 2.6(c)
Major Supplier	Section 2.6(d)
Material Adverse Effect	Section 2.1
Material Contracts	Section 2.6
New Parent	Section 4.2(k)
Offering Proceeds	Section 1.4(a)
Permits	Section 2.8
Person	Section 2.3(c)
PRC	First Recital
Purchaser(s)	Preamble
Shares	Section 1.1

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Term	Section or Place Where Defined
Registration Rights Agreement	Section 4.1(g)
Required Consents	Section 2.7
Reserved Shares	Section 2.3(d)
Securities Act	Section 2.3(f)
Series A Designated Managers	Section 4.1(h)
Series B Designated Managers	Section 4.1(h)
Series C Designated Manager	Section 4.1(h)
Transaction Agreements	Section 1.3
UBS	Section 3
WFOE(s)	Section 2.1(h)
Xinerfu Manager	Section 4.1(h)

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as a sealed instrument as of the date first above written.

CHINA RISK FINANCE LLC

By: /s/ Gary Wang
Name: Gary Wang
Title: Manager

PURCHASERS:

HARVEST EQUITY COMPANY LIMITED

By: /s/ Andrew Tsung-Jen Lai
Name: Andrew Tsung-Jen Lai
Title: Director

[SIGNATURE PAGE TO SERIES C SHARE PURCHASE AGREEMENT]

SCHEDULE I

Initial Purchasers – Initial Closing

Name and Address of Initial Purchaser	Number of Series C Preferred Shares	Aggregate Purchase Price for Series C Preferred Shares Purchased at Closing
Harvest Equity Company Limited	187,688	$5,000,008

TOTALS	187,688	$5,000,008

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Andrew W. Arnold, as a condition to acquiring 42,146 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

ANDREW W. ARNOLD AND ANN NEWMAN ARNOLD

By:	/s/ Andrew W. Arnold

Address: 3954 Bighorn Rd. Vail, CO 81657

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name: Andrew Mason

Title:   Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, William S. Janes, as a condition to acquiring 2,105 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 11, 2015.

WILLIAM S. JANES

By: /s/ William S. Janes

Address:
4611 Travis Street, #1108A
Dallas, TX 75205
USA

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Brian S. Sears, as a condition to acquiring 4,216 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

BRIAN S. SEARS

By: /s/ Brian S. Sears

Address:
3111 Via Dolce
Unit 804
Marina Del Rey, CA 92092

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Cliffwood Energy Partners, as a condition to acquiring 42,109 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

CLIFFWOOD ENERGY PARTNERS

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XI LLC, as a condition to acquiring 439,841 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XI LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Broadline Capital XII LLC, as a condition to acquiring 135,245 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BROADLINE CAPITAL XII LLC

By:	/s/ Christopher Thorne

Address: One Rockefeller Plaza, 10th Floor New York, NY 10020

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Mr. David J. LaPlaca, as a condition to acquiring 2,107 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

DAVID J. LAPLACA

By: /s/ David J. LaPlaca

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By: /s/ Andrew Mason
Name: Andrew Mason
Title: Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Deng Nanwei, as a condition to acquiring 93,300 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

DENG NANWEI

By: /s/ Deng Nanwei

Address:

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Zhengyu Wang

Name:  Zhengyu Wang

Title:    Chief Executive Officer

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dennis Quaid, as a condition to acquiring 21,068 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

DENNIS QUAID SEPARATE PROPERTY TRUST

By: /s/ Dennis Quaid

Address: Dennis Quaid c/o Summit Financial 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dominic Lester, as a condition to acquiring 4,266 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

Dominic Lester

By: /s/ Dominic Lester

Address: 69 Victoria Road London, W8 5RH United Kingdom

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Bruce Ettelson, as a condition to acquiring 21,055 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

BRUCE ETTELSON

By: /s/ Bruce Ettelson

Address: 125 Beach Road Glencoe, IL 60022

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:       /s/ Andrew Mason

Name:  Andrew Mason

Title:    Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Fairhaven Partners LLC, as a condition to acquiring 4,214 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

FAIRHAVEN PARTNERS LLC

By:	/s/ Jeffrey D. Lovell

Address: Fairhaven Partners LLC 36 Greystone Ct. – Beavercreek PO Box 8261 Avon, CO 81620

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Frank C. and Maryellen Cattani Herringer 1995 Family Trust, as a condition to acquiring 42,739 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

FRANK C. AND MARYELLEN CATTANI HERRINGER 1995 FAMILY TRUST

By:	/s/ Frank C. Herringer

Address: 600 Montgomery St. Suite 4900 San Francisco, CA 94111, USA

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Irrevocable Aloha trust U/A dtd 5/1/02, as a condition to acquiring 42,739 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 12, 2015.

IRREVOCABLE ALOHA TRUST U/A DTD 5/1/02

By:	/s/ Schmitt Hellauer

Address: 6225 Smith Avenue Baltimore, MD 21209

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jill Posnick, as a condition to acquiring 4,253 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

JILL POSNICK

By:	/s/ Jill Posnick

Address: 13600 Marina Pointe Dr. #901 Marina Del Rey, CA 90292

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Jonathan E. Fielding Living Trust, as a condition to acquiring 21,108 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

JONATHAN E. FIELDING LIVING TRUST

By:	/s/ Jonathan E. Fielding

Address: 12735 Hanover St. Los Angeles, CA 90049

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kimberly Quaid Separate Property Trust, as a condition to acquiring 12,641 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KIMBERLY QUAID SEPARATE PROPERTY TRUST

By:	/s/ Kimberly Quaid

Address: 9744 Wilshire Blvd. #311 Beverly Hills, CA 90212

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Kudrow Stern Family Trust dtd 05/10/2000, as a condition to acquiring 63,219 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

KUDROW STERN FAMILY TRUST DTD 05/10/2000

By:	/s/ Michael Stern

Address: 10960 Wilshire Blvd 5th Floor Los Angeles, CA 90024

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, the KWS Trust, as a condition to acquiring 16,953 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

KWS TRUST

By:	/s/ Kenneth W. Slutsky

Address: 825 Highview Ave. Manhattan Beach, CA 90266

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Roger M. Laverty, as a condition to acquiring 4,211 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 15, 2015.

LAVERTY’S SURVIVOR TRUST, DATED 1/12/2014

By:	/s/ Roger M. Laverty

Address: 700 The Strand Manhattan Beach, CA 90266

Accepted and Agreed:

CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Lovell Family Trust, as a condition to acquiring 8,427 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 10, 2015.

LOVELL FAMILY TRUST

By:	/s/ Jeffrey D. Lovell

Address: Lovell Family Trust 36 Greystone Ct – Beaver Creek P.O. Box 8261 Avon, CA 81620

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Michael Wise, as a condition to acquiring 8,429 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of July 1, 2015.

MICHAEL WISE

By:	/s/ Michael Wise

Address: 5727 Willshire Blvd Los Angeles, CA 90036

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Montgomery Revocable Trust, as a condition to acquiring 21,703 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

MONTGOMERY REVOCABLE TRUST

By:	/s/ Michael J. Montgomery

Address: 1135 Corsica Drive Pacific Palisades, CA 90272

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Eagle Proprietary Investments Limited, as a condition to acquiring 34,295 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 8, 2015.

EAGLE PROPRIETARY INVESTMENTS LIMITED

By:	/s/ Rajiv Dvivedi

Address: S-2205 Emirates Financial Towers, DIFC P.O. Box 506725, Dubai, UAE

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Saavi Capital LLC, as a condition to acquiring 21,435 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 7, 2015.

SAAVI CAPITAL LLC

By:	/s/ Deval Dvivedi

Address: 303 E. 43rd St. Suite 12C New York, NY 10017

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Robert V. Sinnott, as a condition to acquiring 168,437 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of June 9, 2015.

ROBERT V. SINNOTT

By:	/s/ Robert V. Sinnott

Address: c/o KACALP 1800 Avenue of the Stars, FL3 Los Angeles, CA 90067

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager

Additional Signature Page to Series C Preferred Share Purchase Agreement

Reference is made to the Series C Preferred Share Purchase Agreement by and among China Risk Finance LLC, a Delaware limited liability company (the “Company”), and the other parties named therein (as amended, modified or supplemented from time to time, the “Agreement”). Capitalized terms not defined herein shall have the same meaning as in the Agreement.

The undersigned, Dan Friis Alternatives Limited, as a condition to acquiring 75,075 Series C Preferred Shares, hereby agrees to become a party to and bound by the Agreement as a Purchaser (as such term is defined in the Agreement), and acknowledges that the undersigned has received a copy of the Agreement. Upon acceptance of this signature page by the Company, this instrument shall take effect and shall become an integral part of the Agreement upon the date of execution and delivery of this counterpart signature page by the undersigned. This instrument may be executed in counterparts, and counterparts by facsimile, each of which shall be deemed an original, but all of which when taken together shall constitute one instrument. The undersigned authorizes the Company to attach this signature page to the Agreement, or counterparts thereof.

Executed by or on behalf of the undersigned as of September 22, 2015.

DAN FRIIS ALTERNATIVES LIMITED

By:	/s/ Dan Friis

Address: c/o Portcullis TrustNet (BVI) Limited Portcullis TrustNet Chambers, P.O. Box 3444 Road Town, Tortola British Virgin Islands

Accepted and Agreed: CHINA RISK FINANCE LLC

By:	/s/ Andrew Mason
Name:	Andrew Mason
Title:	Manager